SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        March 19, 2003


                          National Research Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-29466                     47-0634000
---------------                ----------------                -------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)




                    1245 "Q" Street, Lincoln, Nebraska 68508
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Financial Statements.
               --------------------

          None required.

          (b)  Pro Forma Financial Information.
               -------------------------------

          None required.

          (c)  Exhibits.
               --------

          (99) Press Release of National Research Corporation, dated March 19, 2003.

Item 9.   Regulation FD Disclosure.
------    ------------------------

          On March 19, 2003, National Research Corporation issued a press release announcing its acquisition of Smaller World Communications Inc. on March 17, 2003.


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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL RESEARCH CORPORATION



Date:  March 19, 2003                   By: /s/ Patrick E. Beans
                                           -------------------------------------
                                           Patrick E. Beans
                                           Vice President, Treasurer, Secretary
                                            and Chief Financial Officer

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

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated March 19, 2003


Exhibit
Number
------

(99)       Press Release of National Research Corporation, dated March 19, 2003.




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